Green Bankshares Reports Record Quarterly Earnings,
                  up 13% to $0.62 Per Diluted Share

   Results of Operations Reflect Both Strong Organic Growth and the
             Recent Completion of the Civitas Acquisition


    GREENEVILLE, Tenn.--(BUSINESS WIRE)--July 16, 2007--Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today announced record results for the second quarter and first six months of 2007, highlighted by a 13% year-over-year increase in quarterly diluted per share earnings to $0.62 over the year-earlier quarter and an 11% increase in year-to-date diluted per share earnings to $1.19 over the same period a year ago. The 2007 diluted per share earnings reflect an increase in weighted average shares outstanding associated with the Company's May acquisition of Civitas BankGroup.

    Net income for the second quarter increased 29% to $7,086,000 compared with $5,483,000 in the year earlier period. For the first half of 2007, net income rose by over 20% to $12,702,000 from $10,579,000 in the same period last year. Operating earnings, excluding one-time merger expenses of $450,000 incurred during the second quarter, would have been $7,365,000 or $0.65 per diluted share for the quarter and $12,981,000 or $1.22 per diluted share for the first half of 2007, representing increases of 34% and 23%, respectively, over the comparable periods last year. The Company's income statement and balance sheet for the second quarter reflected continued strong organic growth in the Company's business as well as the positive impact of the Civitas acquisition. Together, these factors helped push Green Bankshares's total assets to $2.9 billion as of June 30, 2007, ranking the Company as the second largest financial institution based in Tennessee.

    Commenting on the second quarter results, Stan Puckett, Chairman and Chief Executive Officer, said, "We are pleased with second quarter operating earnings and the underlying trends that influence future performance. Credit quality was exceptional with net charge-offs of only four basis points on a consolidated basis and a mere one basis point at the bank-only level. Organic loan growth from the first quarter was a robust 26% on an annualized basis and loan pricing remained solid in the face of intense competition."

    Puckett added, "The successful conclusion of the Civitas merger was a milestone event for us, boosting our presence significantly in Middle Tennessee and strengthening our footprint across the state. Importantly, the integration work behind the merger went smoothly and efficiently, much to the credit of our new associates in the 12 former Cumberland Bank branches, enabling these new locations for GreenBank to add immediately to our operating momentum. Our expanded service platform will enhance our ability to reach new customers and deliver the solutions to meet their financial needs. All systems, technology and operating policies at both banks have been fully integrated since May 18."

    Puckett pointed out that the Company added $723,868,000 to its loan portfolio in the second quarter, representing an increase of 45% over the first quarter of 2007, with approximately 86% of this amount related to the Civitas acquisition. Over the past year, the Company's loan portfolio has increased 62% to $2,327,149,000. "Margins remain a challenge in this environment, especially considering some high-cost deposits acquired in the Civitas transaction, but we expect scheduled maturities on these accounts over the near term will help manage this challenge," Puckett said.

    Return on Average Assets (ROA) was 1.21% in the second quarter of 2007 versus 1.26% in the first quarter of 2007 and 1.34% in the second quarter of 2006. Return on Average Equity (ROE) was 11.25% in the second quarter of 2007 compared with 11.93% in the first quarter of 2007 and 12.43% in the second quarter of 2006. Return on Average Tangible Equity (ROTE) (average shareholders' equity less goodwill and intangible assets) was 17.92% in the second quarter of 2007 versus 14.99% in the first quarter of 2007 and 15.99% in the year-earlier quarter.

    Net interest income for the second quarter increased 29% to $22,933,000 from $17,773,000 in the year-earlier period, driven by a 38% or $535,000,000 quarter-over-quarter increase in average loans outstanding, of which approximately $225,000,000 related to the Company's May acquisition of Civitas, with the remainder reflecting organic growth. Net interest income for the first six months of 2007 increased 19% to $41,754,000 from $34,959,000 in the year-earlier period. The quarter's provision for loan losses rose 1% to $1,259,000 from $1,244,000 in the second quarter of last year, underscoring the continued improvements in asset quality witnessed by the Company. For the first half of 2007, the provision for loan losses declined 3% to $2,233,000 from $2,308,000 in the same period last year.

    Net interest margin declined 33 basis points on a linked-quarter basis to 4.37% in the second quarter of 2007 while, on a year-over-year basis, net interest margin declined 44 basis points from 4.81% in the second quarter of 2006. This margin compression primarily reflected the impact of higher-cost funding associated with deposits acquired in the Civitas transaction as well as the ongoing challenges of the current interest rate environment. Net interest margin for the first half of 2007 was 4.51%, down 30 basis points from the same period in 2006.

    Non-interest income for the second quarter was $6,483,000, up 29% from $5,028,000 in the second quarter last year. For the first six months of 2007, non-interest income rose 21% to $11,882,000 from $9,783,000 in the comparable period of 2006.

    Non-interest expenses totaled $16,709,000 in the second quarter, including one-time merger expenses of $450,000, up 32% from $12,679,000 in the same period a year ago. The Company's efficiency ratio was 56.80% in the second quarter compared with 57.98% in the first quarter of 2007 and was up from 55.61% in the second quarter of 2006 due to ongoing expansion initiatives since mid-2006. Non-interest expenses increased 21% to $30,751,000 in the first half of 2007 from $25,385,000 in the same period a year ago. The Company's efficiency ratio for the first half of 2007 was 57.33% versus 56.74% in the first six months of 2006.

    Puckett concluded, "GreenBank's commitment to being 'Tennessee's Most Convenient Bank' continues to resonate in our markets as evidenced by a net gain of 3,216 checking account customers during the second quarter, excluding the Civitas purchase. We will introduce our High Performance Checking program as well as extended hours, including Sunday banking, at the former Cumberland Bank branches in September. As always, expense management remains a priority throughout the Company."

    Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.927 billion, is the holding company for GreenBank. GreenBank, which traces its origin to 1890, has more than 60 branches across East and Middle Tennessee, one branch each in Bristol, Virginia, and Hot Springs, North Carolina, and a wealth management office in Gallatin, Tennessee. In addition, GreenBank also conducts separate businesses through three wholly owned subsidiaries:
Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

    Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2006, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2007. The Company undertakes no obligation to update forward-looking statements.


                        GREEN BANKSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                        Three Months Ended         Six Months Ended
                   ----------------------------- ---------------------
                   June 30, March 31,  June 30,   June 30,   June 30,
                     2007     2007       2006       2007       2006
                   -------- --------- ---------- ---------- ----------
Interest income     $41,783   $32,638    $28,489    $74,421    $55,256
Interest expense     18,850    13,817     10,716     32,667     20,297
                   -------- --------- ---------- ---------- ----------
Net interest income  22,933    18,821     17,773     41,754     34,959
Provision for loan
 losses               1,259       974      1,244      2,233      2,308
                   -------- --------- ---------- ---------- ----------
Net interest income
 after provision
 for loan losses     21,674    17,847     16,529     39,521     32,651
Non-interest income   6,483     5,399      5,028     11,882      9,783
Non-interest
 expense             16,709    14,042     12,679     30,751     25,385
                   -------- --------- ---------- ---------- ----------
Income before
 income taxes        11,448     9,204      8,878     20,652     17,049
Income taxes          4,362     3,588      3,395      7,950      6,470
                   -------- --------- ---------- ---------- ----------
Net income           $7,086    $5,616     $5,483    $12,702    $10,579
                   ======== ========= ========== ========== ==========
Comprehensive
 income              $4,357    $5,657     $5,498    $10,014    $10,587
                   ======== ========= ========== ========== ==========

Earnings per share:
   Basic              $0.63     $0.57      $0.56      $1.20      $1.08
                   ======== ========= ========== ========== ==========
   Diluted            $0.62     $0.57      $0.55      $1.19      $1.07
                   ======== ========= ========== ========== ==========

Weighted average
 shares:
   Basic             11,322     9,815      9,786     10,573      9,778
                   ======== ==================== ========== ==========
   Diluted           11,396     9,910      9,898     10,648      9,892
                   ======== ==================== ========== ==========

Dividends declared
 per share            $0.13     $0.13      $0.12      $0.26      $0.24
                   ======== ==================== ========== ==========


                                       June 30,   Dec. 31,   June 30,
                                         2007       2006       2006
                                      ---------- ---------- ----------
Total assets                          $2,927,298 $1,772,654 $1,665,630
Cash and cash
 equivalents                              71,814     70,640     63,974
Investment
 securities                              255,077     47,340     54,076
Loans, net of
 unearned interest                     2,327,149  1,539,629  1,437,935
Allowance for loan
 losses                                   32,935     22,302     20,834
Deposits                               2,069,749  1,332,505  1,283,606
Shareholders'
 equity                                  311,405    184,471    176,889
Tangible
 shareholders'
 equity(1)                               153,247    145,931    137,808
Book value per
 share                                     24.09      18.80      18.07
Tangible book value
 per share(1)                              11.85      14.87      14.08


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                        GREEN BANKSHARES, INC.
                Condensed Consolidated Balance Sheets
          June 30, 2007, December 31, 2006 and June 30, 2006
        (Dollars in thousands except share and per share data)

                                  (Unaudited)              (Unaudited)
                                   June 30,     Dec. 31,    June 30,
                                     2007       2006(1)       2006
                                  -----------  ----------  -----------
             ASSETS
---------------------------------

Cash and due from banks          $    70,807  $   44,657  $    44,358

Federal funds sold & other             1,007      25,983       19,616

Securities available-for-sale
 ("AFS")                             242,882      37,740       44,457
Securities held-to-maturity (with
 a market value of $1,347, $2,544
 and $2,696 on June 30, 2007,
 December 31, 2006 and June 30,
 2006)                                 1,358       2,545        2,740

FHLB, Bankers Bank and other
 stock, at cost                       10,837       7,055        6,879

Loans held for sale                   10,705       1,772        2,054

Loans, net of unearned interest    2,327,149   1,539,629    1,437,935

Allowance for loan losses            (32,935)    (22,302)     (20,834)

Bank premises and equipment, net
 of accumulated depreciation          79,957      57,258       52,735

Goodwill and other intangible
 assets                              158,158      38,540       39,081

Other assets                          57,373      39,777       36,609

                                  -----------  ----------  -----------
     Total Assets                $ 2,927,298  $1,772,654  $ 1,665,630
                                  ===========  ==========  ===========

 LIABILITIES AND SHAREHOLDERS'
              EQUITY
---------------------------------

Deposits                         $ 2,069,749  $1,332,505  $ 1,283,606
Federal funds purchased               41,862      20,000       26,000
Repurchase agreements                 83,598      22,165       25,133
FHLB advances and notes payable      287,983     177,571      123,281
Subordinated debentures               88,662      13,403       13,403
Accrued interest payable and
 other liabilities                    44,039      22,539       17,318
                                  -----------  ----------  -----------

    Total Liabilities              2,615,893   1,588,183    1,488,741
                                  -----------  ----------  -----------

      SHAREHOLDERS' EQUITY
---------------------------------

Common Stock: $2 par value,
 20,000,000 shares authorized;
 12,927,407, 9,810,867 and
 9,788,145 shares outstanding         25,855      19,622       19,577
Paid in Capital                      184,672      71,828       71,285
Retained Earnings                    103,695      93,150       86,389
Accumulated Other Comprehensive
 Income (Loss)                        (2,817)       (129)        (362)
                                  -----------  ----------  -----------

    Total Shareholders' Equity       311,405     184,471      176,889
                                  -----------  ----------  -----------

    Total Liabilities &
     Shareholders' Equity        $ 2,927,298  $1,772,654  $ 1,665,630
                                  ===========  ==========  ===========

(1) Derived from Audited Consolidated Financial Statements.


                        GREEN BANKSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended June 30, 2007, March 31, 2006 and June 30, 2006 and
                Six Months Ended June 30, 2007 and 2006
                             (Unaudited)

        (Dollars in thousands except share and per share data)

                         Three Months Ended         Six Months Ended
                   ------------------------------ --------------------
                    June 30,  March 31, June 30,   June 30,  June 30,
                      2007      2007      2006       2007      2006
                   ---------- --------- --------- ---------- ---------
Interest Income:
------------------
  Interest and
   Fees on Loans      $39,681   $31,915   $27,781    $71,596   $53,881
  Interest on
   Investment
   Securities           2,090       708       649      2,798     1,280
  Interest on
   Federal Funds
   Sold and
   Interest-
   earning
   Deposits                12        15        59         27        95
                   ---------- --------- --------- ---------- ---------
     Total
      Interest
      Income           41,783    32,638    28,489     74,421    55,256
                   ---------- --------- --------- ---------- ---------
Interest Expense:
------------------
  Interest on
   Deposits            15,012    11,153     8,647     26,165    16,689
  Interest on
   Borrowings           3,838     2,664     2,069      6,502     3,608
                   ---------- --------- --------- ---------- ---------
      Total
       Interest
       Expense         18,850    13,817    10,716     32,667    20,297
                   ---------- --------- --------- ---------- ---------
      Net Interest
       Income          22,933    18,821    17,773     41,754    34,959
Provision for Loan
 Losses                 1,259       974     1,244      2,233     2,308
                   ---------- --------- --------- ---------- ---------
     Net Interest
      Income after
       Provision
        for Loan
        Losses         21,674    17,847    16,529     39,521    32,651
                   ---------- --------- --------- ---------- ---------
Noninterest
 Income:
------------------
  Service Charges,
   Commissions and
   Fees                 5,395     4,289     4,001      9,684     7,232
  Other Income          1,088     1,110     1,027      2,198     2,551
                   ---------- --------- --------- ---------- ---------
     Total
      Noninterest
      Income            6,483     5,399     5,028     11,882     9,783
                   ---------- --------- --------- ---------- ---------
Noninterest
 Expense:
------------------
  Salaries and
   Benefits             8,472     7,458     6,266     15,930    12,657
  Occupancy and
   Furniture and
   Equipment
   Expense              2,626     2,096     2,050      4,722     4,109
  Other Expenses        5,611     4,488     4,363     10,099     8,619
                   ---------- --------- --------- ---------- ---------
     Total
      Noninterest
      Expense          16,709    14,042    12,679     30,751    25,385
                   ---------- --------- --------- ---------- ---------
     Income Before
      Income Taxes     11,448     9,204     8,878     20,652    17,049
Income Taxes            4,362     3,588     3,395      7,950     6,470
                   ---------- --------- --------- ---------- ---------
    Net Income         $7,086    $5,616    $5,483    $12,702   $10,579
                   ========== ========= ========= ========== =========
    Comprehensive
     Income            $4,357    $5,657    $5,498    $10,014   $10,587
                   ========== ========= ========= ========== =========
Per Share of
 Common Stock:
------------------
  Basic Earnings        $0.63     $0.57     $0.56      $1.20     $1.08
                   ========== ========= ========= ========== =========
  Diluted Earnings      $0.62     $0.57     $0.55      $1.19     $1.07
                   ========== ========= ========= ========== =========
  Dividends             $0.13     $0.13     $0.12      $0.26     $0.24
                   ========== ========= ========= ========== =========
Weighted Average
 Shares
 Outstanding:
------------------
  Basic            11,321,822 9,815,452 9,785,936 10,572,798 9,778,288
                   ========== ========= ========= ========== =========
  Diluted          11,395,518 9,910,315 9,897,987 10,647,638 9,891,817
                   ========== ========= ========= ========== =========


                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)
----------------------------------------------------------------------

                                       June 30,    Dec. 31,       %
                                         2007        2006      Change
                                      ----------  ----------   -------
 Financial Condition Data:
 ------------------------------------

 Assets                              $2,927,298  $1,772,654     65.14%
 Loans, net of unearned interest      2,327,149   1,539,629     51.15%
 Cash and investments                   325,884      91,997    254.23%
 Federal funds sold                       1,007      25,983    -96.12%
 Deposits                             2,069,749   1,332,505     55.33%
 Federal funds purchased                 41,862      20,000         -
 FHLB advances and notes payable        287,983     177,571     62.18%
 Subordinated debentures                 88,662      13,403    561.51%
 Federal funds purchased and
  repurchase agreements                  83,598      22,165    277.16%
 Shareholders' equity                   311,405     184,471     68.81%
 Tangible shareholders' equity(1)       153,247     145,931      5.01%

 Ratios:
 ------------------------------------
   Book value per share                  $24.09      $18.80     28.14%
   Tangible book value per share(1)      $11.85      $14.87    -20.31%
   Average equity to average assets       10.67%      10.78%    -1.02%
   Dividend payout ratio                  22.03%      29.49%(2)-25.29%
(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.16 per share paid in December 2006.


               Three Months Ended            Six Months Ended
                    June 30,                     June 30,
              --------------------         --------------------
                                      %                           %
                 2007      2006    Change     2007      2006    Change
              ---------- --------- ------- ---------- --------- ------
Operating
 Data:
--------------

Total Interest
 Income          $41,783   $28,489  46.66%    $74,421   $55,256 34.68%
Total Interest
 Expense          18,850    10,716  75.91%     32,667    20,297 60.94%
              ---------- --------- ------- ---------- --------- ------
 Net Interest
  Income          22,933    17,773  29.03%     41,754    34,959 19.44%
Provision for
 Loan Losses       1,259     1,244   1.21%      2,233     2,308 -3.25%
              ---------- --------- ------- ---------- --------- ------
 Net Interest
  Income After
  Provision
  for Loan
  Losses          21,674    16,529  31.13%     39,521    32,651 21.04%
Non-Interest
 Income            6,483     5,028  28.94%     11,882     9,783 21.46%
Non-Interest
 Expense          16,709    12,679  31.78%     30,751    25,385 21.14%
              ---------- --------- ------- ---------- --------- ------
 Income Before
  Income Taxes    11,448     8,878  28.95%     20,652    17,049 21.13%
              ---------- --------- ------- ---------- --------- ------
Income Tax
 Expense           4,362     3,395  28.48%      7,950     6,470 22.87%
              ---------- --------- ------- ---------- --------- ------
 Net Income       $7,086    $5,483  29.24%    $12,702   $10,579 20.07%
              ========== ========= ======= ========== ========= ======

 Comprehensive
  Income          $4,357    $5,498 -20.75%    $10,014   $10,587 -5.41%
              ========== ========= ======= ========== ========= ======

Per Share of
 Common Stock:
--------------
 Basic
  Earnings         $0.63     $0.56  12.50%      $1.20     $1.08 11.11%
              ========== ========= ======= ========== ========= ======
 Diluted
  Earnings         $0.62     $0.55  12.73%      $1.19     $1.07 11.21%
              ========== ========= ======= ========== ========= ======
 Dividends         $0.13     $0.12   8.33%      $0.26     $0.24  8.33%
              ========== ========= ======= ========== ========= ======

Weighted
 Average
 Shares
 Outstanding:
--------------
  Basic       11,321,822 9,785,936         10,572,798 9,778,288
              ========== =========         ========== =========
  Diluted     11,395,518 9,897,987         10,647,638 9,891,817
              ========== =========         ========== =========


                               Three Months Ended        Six Months
                                                             Ended
                           ---------------------------
                           June 30,  Dec. 31, June 30,     June 30,
                                                        --------------
                             2007      2006     2006     2007    2006
                           --------  -------- --------  ------  ------
Key Financial Ratios:
--------------------------

Return on Average Assets      1.21%     1.20%    1.34%   1.23%   1.31%
Return on Average
 Shareholders' Equity        11.25%    11.16%   12.43%  11.53%  12.15%
Return on Average Tangible
 Shareholders' Equity(1)     17.92%    14.10%   15.99%  16.49%  15.70%
Interest Rate Spread          3.91%     4.16%    4.36%   4.04%   4.39%
Net Interest Margin           4.37%     4.66%    4.81%   4.51%   4.81%
Efficiency Ratio             56.80%    58.73%   55.61%  57.33%  56.74%
(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                                            June 30, Dec. 31, June 30,
                                              2007     2006     2006
                                            -------- -------- --------
Asset Quality Ratios:
-------------------------------------------
 Nonperforming Loans as a Percentage of
  Total Loans,                                 0.21%    0.23%    0.34%
   net of Unearned Income
 Nonperforming Assets as a Percentage of
  Total Assets                                 0.20%    0.29%    0.47%
 Allowance for Loan Losses as a Percentage
  of Total Loans,
   net of Unearned Income                      1.42%    1.45%    1.45%
 Allowance for Loan Losses as a Percentage
  of
   Nonperforming Loans                       674.48%  635.93%  426.84%
 Net Charge-Offs to Average Total Loans,
  Net of
   Unearned Income                             0.04%    0.20%    0.09%


                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                            June 30, 2007
                             (UNAUDITED)

Nonperforming Assets and Net Charge-offs
-------------------------------------------

As of and for the three months ended June     Bank     Other    Total
 30, 2007
-------------------------------------------  -------  -------  -------
  Loans past due 90 days and still accruing $    443 $      - $    443
  Nonaccrual loans                             3,905      535    4,440
  Other real estate owned and repossessed
   assets                                        532      360      892
                                             -------  -------  -------
    Total nonperforming assets              $  4,880 $    895 $  5,775
                                             =======  =======  =======

  YTD net charge-offs                       $    124 $    498 $    622
                                             =======  =======  =======

As of and for the three months ended June     Bank     Other    Total
 30, 2006
-------------------------------------------  -------  -------  -------
  Loans past due 90 days and still accruing $     65 $      - $     65
  Nonaccrual loans                             4,392      424    4,816
  Other real estate owned and repossessed
   assets                                      2,743      281    3,024
                                             -------  -------  -------
    Total nonperforming assets              $  7,200 $    705 $  7,905
                                             =======  =======  =======

  YTD net charge-offs                       $    819 $    394 $  1,213
                                             =======  =======  =======

As of and for the year ended December 31,     Bank     Other    Total
 2006
-------------------------------------------  -------  -------  -------
  Loans past due 90 days and still accruing $     15 $     13 $     28
  Nonaccrual loans                             2,866      613    3,479
  Other real estate owned and repossessed
   assets                                      1,336      352    1,688
                                             -------  -------  -------
    Total nonperforming assets              $  4,217 $    978 $  5,195
                                             =======  =======  =======

  Net charge-offs                           $  2,041 $    903 $  2,944
                                             =======  =======  =======


Asset Quality Ratios
------------------------------------

As of and for the three months ended    Bank      Other   Consolidated
 June 30, 2007
------------------------------------ ---------- --------- ------------
Nonperforming loans as a percentage
 of total loans, net of unearned
 income                                   0.19%     1.47%        0.21%
Nonperforming assets as a percentage
 of total assets                          0.17%     1.62%        0.20%
Allowance for loan losses as a
 percentage of total loans, net of
 unearned income                          1.30%     8.02%        1.42%
Allowance for loan losses as a
 percentage of nonperforming loans 690.29% 545.98% 674.48% YTD net charge-offs to average total
 loans, net of unearned income            0.01%     1.42%        0.04%


As of and for the three months ended    Bank      Other   Consolidated
 June 30, 2006
------------------------------------ ---------- --------- ------------
Nonperforming loans as a percentage
 of total loans, net of unearned
 income                                   0.31%     1.32%        0.34%
Nonperforming assets as a percentage
 of total assets                          0.43%     1.95%        0.47%
Allowance for loan losses as a
 percentage of total loans, net of
 unearned income                          1.28%     7.90%        1.45%
Allowance for loan losses as a
 percentage of nonperforming loans 410.68% 596.70% 426.84% YTD net charge-offs to average total
 loans, net of unearned income            0.06%     1.26%        0.09%


As of and for the year ended            Bank      Other   Consolidated
 December 31, 2006
------------------------------------ ---------- --------- ------------
Nonperforming loans as a percentage
 of total loans, net of unearned
 income                                   0.19%     1.84%        0.23%
Nonperforming assets as a percentage
 of total assets                          0.24%     2.53%        0.29%
Allowance for loan losses as a
 percentage of total loans, net of
 unearned income                          1.28%     7.94%        1.45%
Allowance for loan losses as a
 percentage of nonperforming loans 680.25% 431.95% 635.93% Net charge-offs to average total
 loans, net of unearned income            0.14%     2.82%        0.20%


                        GREEN BANKSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                            June 30, 2007


                                  Three Months Ended
                                       June 30,
                 -----------------------------------------------------
                            2007                       2006
                 -------------------------- --------------------------

                  Average           Average  Average           Average
                  Balance  Interest  Rate    Balance  Interest  Rate
                 --------- -------- ------- --------- -------- -------
Interest-earning
 assets:
-----------------

 Loans           1,962,127   39,681   8.11% 1,426,984   27,781   7.81%
 Investment
  securities       154,110    2,090   5.44%    54,571      649   4.77%
 Other short-term
  investments        1,121       12   4.29%     4,476       59   5.29%
 Fully taxable
  equivalent
  adjustment                    114                         38
                 --------- -------- ------- --------- -------- -------
  Total interest-
   earning assets2,117,358   41,897   7.94% 1,486,031   28,527   7.70%
                 --------- -------- ------- --------- -------- -------

 Non-interest
  earning assets   230,119                    146,520
                 ---------                  ---------
  Total assets   2,347,477                  1,632,551
                 =========                  =========


Interest-bearing
 liabilities:
-----------------
Deposits:
-----------------
 Now accounts,
  money market
  and savings      693,235    4,865   2.81%   505,383    2,680   2.13%
 Time deposits     874,466   10,147   4.65%   625,457    5,967   3.83%
                 --------- -------- ------- --------- -------- -------
  Total interest
   bearing-
   deposits      1,567,701   15,012   3.84% 1,130,840    8,647   3.07%
                 --------- -------- ------- --------- -------- -------

 Securities sold
  under
  repurchase and
  short-term
  borrowings        67,307      768   4.58%    34,783      397   4.58%
 Notes payable     243,729    3,070   5.05%   123,199    1,672   5.44%

                 --------- -------- ------- --------- -------- -------
  Total interest-
   bearing
   liabilities   1,878,737   18,850   4.02% 1,288,822   10,716   3.34%
                 --------- -------- ------- --------- -------- -------

Non-Interest
 Bearing
 Liabilities:
-----------------
 Demand Deposits   180,185                    148,937
 Other
  Liabilities       36,566                     18,396
                 ---------                  ---------
  Total Non-
   Interest
   Bearing
   Liabilities     216,751                    167,333
                 ---------                  ---------

  Total
   liabilities   2,095,488                  1,456,155
                 ---------                  ---------

 Shareholders'
  equity           251,989                    176,396

  Total
   liabilities &
   shareholders'
   equity        2,347,477                  1,632,551
                 =========                  =========

Net interest
 income                      23,047                     17,811
                           ========                   ========

Interest rate
 spread                               3.91%                      4.36%
                                    =======                    =======

Net yield on
 interest-earning
 assets (net
 interest margin)                     4.37%                      4.81%
                                    =======                    =======

  Balance                0                          0
                 =========                  =========


                                   Six Months Ended
                                       June 30,
                 -----------------------------------------------------
                            2007                       2006
                 -------------------------- --------------------------

                  Average           Average  Average           Average
                  Balance  Interest  Rate    Balance  Interest  Rate
                 --------- -------- ------- --------- -------- -------
Interest-earning
 assets:
-----------------

 Loans           1,768,459   71,596   8.16% 1,409,788   53,881   7.71%
 Investment
  securities       103,176    2,798   5.47%    55,503    1,280   4.65%
 Other short-term
  investments        1,189       27   4.58%     3,928       95   4.88%
 Fully taxable
  equivalent
  adjustment                    146                         77
                 --------- -------- ------- --------- -------- -------
  Total interest-
   earning assets1,872,824   74,567   8.03% 1,469,219   55,333   7.59%
                 --------- -------- ------- --------- -------- -------

 Non-interest
  earning assets   191,240                    146,829
                 ---------                  ---------
  Total assets   2,064,064                  1,616,048
                 =========                  =========


Interest-bearing
 liabilities:
-----------------
Deposits:
-----------------
 Now accounts,
  money market
  and savings      617,363    8,411   2.75%   513,060    5,256   2.07%
 Time deposits     774,411   17,754   4.62%   625,750   11,433   3.68%
                 --------- -------- ------- --------- -------- -------
  Total interest
   bearing-
   deposits      1,391,774   26,165   3.79% 1,138,810   16,689   2.96%
                 --------- -------- ------- --------- -------- -------

 Securities sold
  under
  repurchase and
  short-term
  borrowings        46,696    1,054   4.55%    28,267      604   4.31%
 Notes payable     214,682    5,448   5.12%   112,474    3,004   5.39%

                 --------- -------- ------- --------- -------- -------
  Total interest-
   bearing
   liabilities   1,653,152   32,667   3.98% 1,279,551   20,297   3.20%
                 --------- -------- ------- --------- -------- -------

Non-Interest
 Bearing
 Liabilities:
-----------------
 Demand Deposits   162,782                    144,515
 Other
  Liabilities       27,820                     17,856
                 ---------                  ---------
  Total Non-
   Interest
   Bearing
   Liabilities     190,602                    162,371
                 ---------                  ---------

  Total
   liabilities   1,843,754                  1,441,922
                 ---------                  ---------

 Shareholders'
  equity           220,310                    174,126

  Total
   liabilities &
   shareholders'
   equity        2,064,064                  1,616,048
                 =========                  =========

Net interest
 income                      41,900                     35,036
                           ========                   ========

Interest rate
 spread                               4.04%                      4.39%
                                    =======                    =======

Net yield on
 interest-earning
 assets (net
 interest margin)                     4.51%                      4.81%
                                    =======                    =======

  Balance                0                          0
                 =========                  =========

                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                            June 30, 2007
                             (UNAUDITED)

----------------------------------------------------------------------
                        June 30, 2007     December 31, 2006
                      ------------------  ------------------
Loans                  Balance      %      Balance      %     %Change
--------------------- ---------- -------  ---------- ------- ---------
Commercial           $  344,470   14.72% $  258,998   16.70%    33.00%
Commercial real
 estate               1,486,967   63.54%    921,190   59.38%    61.42%
Residential real
 estate                 405,494   17.33%    281,629   18.16%    43.98%
Consumer                100,441    4.29%     87,111    5.62%    15.30%
Other                     2,818    0.12%      2,203    0.14%    27.92%
                      ---------- -------  ---------- ------- ---------
                      2,340,190  100.00%  1,551,131  100.00%    50.87%
                                 =======             ======= =========

  Less: Unearned
   interest income      (13,041)            (11,502)
                      ----------          ----------
    Total            $2,327,149          $1,539,629
                      ==========          ==========

Loan Balances by Geographical Region and Operating Subsidiaries
----------------------------------------------------------------------

                        June 30, 2007     December 31, 2006
                      ------------------  ------------------
                         Loan     % to       Loan     % to
                                 Total               Total
                       Balance    Loans    Balance    Loans   %Change
                      ---------- -------  ---------- ------- ---------

Northeastern
 Tennessee Region(1) $  495,117   21.28% $  465,567   30.24%     6.35%
East Tennessee Region   728,404   31.30%    625,632   40.64%    16.43%
Middle Tennessee
 Region               1,067,197   45.86%    414,379   26.91%   157.54%

GCB Acceptance
 Corporation             15,198    0.65%     13,444    0.87%    13.05%
Superior Financial
 Services, Inc.          21,233    0.91%     20,607    1.34%     3.04%

                      ---------- -------  ---------- ------- ---------
    Totals           $2,327,149  100.00% $1,539,629  100.00%    51.15%
                      ========== =======  ========== ======= =========
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------

----------------------------------------------------------------------
                        June 30, 2007     December 31, 2006
                      ------------------  ------------------
Deposits               Balance      %      Balance      %     %Change
--------------------- ---------- -------  ---------- ------- ---------
Non-interest bearing
 demand              $  218,556   10.56% $  152,634   11.45%    43.19%
Interest bearing
 demand                 522,685   25.25%    304,828   22.88%    71.47%
Money market and
 savings                248,160   11.99%    194,068   14.56%    27.87%
Retail time             548,683   26.51%    445,816   33.46%    23.07%
Jumbo time              531,665   25.69%    235,159   17.65%   126.09%
                      ---------- -------  ---------- ------- ---------
  Total              $2,069,749  100.00% $1,332,505  100.00%    55.33%
                      ========== =======  ========== ======= =========

Deposit Balances by Geographical Region and Operating Subsidiaries
----------------------------------------------------------------------

                        June 30, 2007     December 31, 2006
                      ------------------  ------------------
                       Balance      %      Balance      %     %Change
                      ---------- -------  ---------- ------- ---------
Northeastern
 Tennessee Region(1) $  716,169   34.60% $  613,257   46.02%    16.78%
East Tennessee Region   279,919   13.52%    281,094   21.10%    -0.42%
Middle Tennessee
 Region               1,073,661   51.88%    438,154   32.88%   145.04%

GCB Acceptance
 Corporation                  -    0.00%          -    0.00%        -
Superior Financial
 Services, Inc.               -    0.00%          -    0.00%        -

                      ---------- -------  ---------- ------- ---------
                     $2,069,749  100.00% $1,332,505  100.00%    55.33%
                      ========== =======  ========== ======= =========
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------


    CONTACT: Green Bankshares, Inc.
             James E. Adams
             Executive Vice President and Chief Financial Officer
             423-278-3050